UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
August 11, 2008
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 736-6200
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Effective August 11, 2008, Daniel V. Iannotti was elected as the Vice President, General Counsel and Secretary of the Company. From 2004 to the present, Mr. Iannotti was the founding partner of the law firm Iannotti & Associates and prior to that was the Vice President, General Counsel and Secretary of Origen Financial, LLC. Also, effective August 11, 2008, David W. Morgan, resigned as Secretary of the Company but remains the Company’s Vice President, Chief Financial Officer and Treasurer and a Director of the Company. The election of Mr. Morgan as Secretary of the Company was reported in our Form 8-K filed with the Securities and Exchange Commission on July 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.
DATE: August 12, 2008	By:	/s/ Daniel V. Iannotti
Daniel V. Iannotti
Vice President, General Counsel and Secretary

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